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                                                                    Exhibit 10.1



                               U.S. FOODSERVICE

          NON-EMPLOYEE DIRECTOR VOLUNTARY DEFERRED COMPENSATION PLAN

                          EFFECTIVE:  JANUARY 1, 1999
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                               TABLE OF CONTENTS

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                                                           PAGE
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1. DEFINITIONS...........................................    1
2. PURPOSE...............................................    2
3. SHARES SUBJECT TO THE PLAN............................    2
4. PARTICIPATION IN THE PLAN.............................    2
    4.1. Participation; Election Form....................    2
    4.2. Time for Filing Election Form...................    3
    4.3. Modification of the Election Form...............    3
5. PARTICIPANT ACCOUNTS AND CONTRIBUTIONS................    3
    5.1. Accounts........................................    3
    5.2. Participant Contribution........................    3
    5.3. Company Contribution............................    3
6. CHANGE OF CONTROL.....................................    4
7. INVESTMENT EXPERIENCE.................................    5
    7.1. Company and Participant Contributions...........    5
    7.2. Taxes; Statements...............................    5
8. DISTRIBUTIONS.........................................    6
    8.1. Timing and Method of Payment....................    6
    8.2. Hardship........................................    6
    8.3. Form of Payment.................................    7
9. ADMINISTRATION........................................    7
    9.1. Committee.......................................    7
    9.2. Rules for Administration........................    7
    9.3. Committee Action................................    8
    9.4. Delegation......................................    8
    9.5. Services........................................    8
    9.6. Indemnification.................................    8
10. AMENDMENT AND TERMINATION............................    8
11. GENERAL PROVISIONS...................................    9
    11.1. Limitation of Rights...........................    9
    11.2. No Rights as Stockholders......................    9
    11.3. Rights as a Non-Employee Director..............    9
    11.4. Assignment, Pledge or Encumbrance..............    9
    11.5. Minor or Incompetent...........................    9
    11.6. Beneficiary....................................    9
    11.7. Binding Provisions.............................   10
    11.8. Notices........................................   10
    11.9. Governing Law..................................   10
    11.10. Pronouns......................................   10
    11.11. Withholding...................................   10
    11.12. Effective Dates...............................   11
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1.   DEFINITIONS

1.1  "Beneficiary" means any person(s) or legal entity(ies) designated by the
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     Participant or otherwise determined in accordance with SECTION 11.6.

1.2  "Board of Directors" or "Board" means the Board of Directors of the
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     Company.

1.3  "Change of Control" shall have the meaning set forth in SECTION 6.
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1.4  "Committee" means the Administrative Committee which administers the Plan
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     in accordance with SECTION 9.1.

1.5  "Common Stock" means the common stock, par value $0.01 per share, of the
      ------------
     Company.

1.6  "Company" means U.S.  Foodservice, a Delaware corporation, or any successor
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     thereto.

1.7  "Company Contribution" means a contribution by the Company to a Participant
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     Account in accordance with SECTION 5.3.

1.8  "Director Retainer" means an annual fee retainer earned by an Eligible
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     Director for service on the Board of Directors.

1.9  "Election Form" means the form used by an Eligible Director to elect to
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     defer his Meeting Fees and all or a portion of his Director Retainer for a
     Plan Year.

1.10 "Eligible Director" for each Plan Year means a member of the Board of
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     Directors of the Company who is not an employee of the Company or any
     Subsidiary.

1.11 "Fair Market Value" means the opening price of a share of Common Stock
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     reported on the New York Stock Exchange (the "NYSE") on the date Fair
     Market Value is being determined, provided that if there is no opening price reported on such date, the Fair Market Value of a share of Common Stock on such date shall be deemed equal to the closing price as reported by the NYSE for the last preceding date on which sales of shares of Common Stock were reported. Notwithstanding the foregoing, in the event that the shares of Common Stock are listed upon more than one established stock exchange, "Fair Market Value" means the opening price of the shares of Common Stock reported on the exchange that trades the largest volume of shares of Common Stock on the date Fair Market Value is being determined.

1.12 "Meeting Fees" means fees earned by an Eligible Director for service on the
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     Board of Directors and includes fees for attending, either in person or by

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     telephone, meetings of the Board of Directors and any duly authorized committee thereof.

1.13 "Participant" for any Plan Year means an Eligible Director who participates
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     in the Plan for that Plan Year in accordance with SECTION 4.1.

1.14 "Participant Account" means an account maintained for a Participant
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     pursuant to SECTION 5.1.

1.15 "Participant Contribution" means the portion of Meeting Fees and Director
      ------------------------
     Retainer a Participant elects to contribute to his Participant Account in accordance with SECTION 4.1.

1.16 "Plan" means the U.S. Foodservice Non-Employee Director Voluntary Deferred
      ----
     Compensation Plan as set forth herein and as amended from time to time.

1.17 "Plan Year" means each fiscal year of the Company.
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1.18 "Separation from Service" means that the Participant ceases to provide
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     services to the Company in any capacity.

1.19 "Subsidiary" means any "subsidiary corporation" of the Company within the
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     meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended.

2.   PURPOSE

     The purpose of the Plan is to provide an incentive for Eligible Directors to increase their equity holdings in the Company so that the financial interests of the Eligible Directors shall be more closely aligned with the financial interests of the Company's stockholders.

3.   SHARES SUBJECT TO THE PLAN

The shares of Common Stock issuable under the Plan shall be issued pursuant to the U.S. Foodservice 1998 Stock Option and Incentive Plan, and may be authorized but unissued shares, treasury shares or issued and outstanding shares that are purchased in the open market.

4.   PARTICIPATION IN THE PLAN

     4.1. PARTICIPATION; ELECTION FORM

     An Eligible Director may elect to participate in the Plan by filing an Election Form, in the form and manner prescribed by the Board. Filing of a completed Election Form will authorize the Company to retain a percentage of, or a

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     specific dollar amount out of, the Participant's Director Retainer as indicated on the Election Form, and if the Participant so elects, all of the Participant's Meeting Fees for the Plan Year.


     4.2. TIME FOR FILING ELECTION FORM

     An Election Form shall be completed and filed by each newly elected Eligible Director within 30 days after his election to the Board, and elections under the Plan made by newly elected Eligible Directors shall apply to the Participant's Meeting Fees and Director Retainer for the remainder of the Plan Year. Continuing Directors shall complete an Election Form prior to December 31 for Meeting Fees and Director Retainers earned in the remainder of the Plan Year. Continuing Directors shall complete an Election Form prior to the last day of the Company's fiscal year for Meeting Fees and Director Retainers earned in the next succeeding Plan Year.


     4.3. MODIFICATION OF THE ELECTION FORM

     An election made by an Eligible Director pursuant to SECTION 4.1 shall be irrevocable for the Plan Year for which such election is made.


5.   PARTICIPANT ACCOUNTS AND CONTRIBUTIONS

     5.1. ACCOUNTS

     The Company shall create and maintain a separate Participant Account for each Eligible Director for all periods during which such Participant participates in the Plan. The Accounts shall be memorandum bookkeeping accounts only.

     5.2. PARTICIPANT CONTRIBUTION

     In accordance with the Participant's Election Form, each Participant Account shall be credited with the Participant Contribution elected by the Participant in accordance with SECTION 4.1 at the time the Meeting Fees or Director Retainer would otherwise be payable.

     5.3. COMPANY CONTRIBUTION

     The Company shall credit each Participant Account an amount equal to 25% of the Eligible Director's Participant Contribution for the Plan Year.
     Company Contributions shall be credited to each Participant Account at such

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     times as may be determined by the Committee, but not less frequently than every three months.

6.   CHANGE OF CONTROL

     "Change of Control" shall mean the happening of any of the following events:

     (a) individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined in Paragraph (b) below) other than the Board of Directors;

     (b) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Company's stock generally entitled to vote for the election of directors ("Voting Stock") or the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or other transaction (a "Business Transaction"), in each case, unless, following such Business Transaction, (i) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Transaction) beneficially owns, directly or indirectly, 50% or more of, respectively, the then outstanding shares of Voting Stock of the Company or the corporation resulting from such Business Transaction and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Transaction were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Transaction; or

     (c)  consummation of a complete liquidation or dissolution of the Company.

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7.   INVESTMENT EXPERIENCE

     7.1. COMPANY AND PARTICIPANT CONTRIBUTIONS

     The Company and the Participant Contributions to each Participant Account shall be deemed to be invested in the number of full or fractional shares of Common Stock determined by dividing the amount of the sum of the Company Contribution and the Participant Contribution by the Fair Market Value of the Common Stock on the date the Participant Account is credited with such Contribution. Each Participant Account shall receive credits based on cash dividends distributed on the Common Stock as if the shares in which the accounts are deemed invested had been issued to and held in the accounts. Such cash dividend equivalents shall be deemed to be reinvested in additional Common Stock, which may thereafter accrue additional dividend equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. The deemed investment is to be used only for the purpose of valuing the Participant Account. The Company and the Committee are under no obligation to acquire or provide any Common Stock, and any investments actually made by the Committee shall be made solely in the name of the Company and shall remain the property of the Company. If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, in each case on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, the number and kinds of shares in which the Participant Account is deemed invested shall be adjusted proportionately and accordingly by the Company.

     7.2. TAXES; STATEMENTS

     All taxes required to be paid in connection with the deemed investment experience of the Participant Accounts, but not in connection with the distributions to Participants, shall be paid by the Company. At least as often as 30 days after the last business day of each calendar quarter, the Committee shall provide the Participant with a statement of the Participant's Account, in such reasonable detail as the Committee shall deem appropriate.

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8.   DISTRIBUTIONS

     8.1. TIMING AND METHOD OF PAYMENT.

     At the time an Eligible Director commences participation in the Plan, such Eligible Director shall also elect in such manner as approved by the Committee one of the following times for distributions from the Participant Account to commence: (i) following the Participant's Separation from Service at a stated age, (ii) following the Participant's ceasing to be an Eligible Director for any reason, or (iii) following the occurrence of a Change of Control. At the same time, such Eligible Director shall also elect in such manner as approved by the Committee one of the following methods for the payment of the Participant's Account:

     (a)  a lump sum payment; or

     (b) pro-rata annual installment payments for a period not to exceed five years after the distributions are scheduled to commence in accordance with this SECTION 8.1, with each installment equal to the unpaid balance of the Participant's Account divided by the number of remaining payments; and, if the Participant dies before all payments are made, the remaining payments shall be made to the Participant's Beneficiary.

     A Participant may elect one method of payment to such Participant and a different method of payment to the Participant's Beneficiary.

     A Participant may request a change of the Participant's election as to the timing or method of payment, by written notice to the Committee, subject to approval by the Committee in its sole discretion, at any time in a tax year prior to the tax year of the commencement of distributions in accordance with SECTION 8.1; provided, however, that if distributions are scheduled to commence for any reason other than death less than 90 days following any election or request for a change in election of a method of payment to the Participant, such election may be disregarded by the Committee.

     8.2. HARDSHIP

     (a) Upon application by a Participant and approval thereof by the Committee, the Participant may withdraw, upon a showing of hardship, part or all of the amount in the Participant's Account.

     (b) For purposes of SECTION 8.2(A), "hardship" shall mean severe financial hardship to a Participant resulting from a sudden and unexpected illness or accident of or involving the Participant or of or involving a

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          dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, which hardship may not be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets (to the extent such liquidation would not itself cause severe financial hardship).


     8.3. FORM OF PAYMENT

     The value of the Participant Account shall be distributed to the Participant in shares of Common Stock, except that cash shall be distributed in lieu of fractional shares. The Company shall use its best efforts to maintain the effectiveness of a registration statement on Form S-8 (or any successor form) or another appropriate form with respect to shares of Common Stock distributable pursuant to the Plan.

9.   ADMINISTRATION

     9.1. COMMITTEE

     The general administration of the Plan and the responsibility for carrying out its provisions shall be placed in an Administrative Committee. The Committee shall consist of at least two members appointed from time to time by the Board of Directors to serve at the pleasure thereof. The initial Administrative Committee shall consist of the Chief Financial Officer and the General Counsel of the Company. Any member of the Committee may resign by delivering the Participant's written resignation to the Company, and may be removed at any time by action of the Board of Directors.

     9.2. RULES FOR ADMINISTRATION

     Subject to the limitations of the Plan, the Committee may from time to time establish such rules and procedures for the administration and interpretation of the Plan and the transaction of its business as the Committee may deem necessary or appropriate. The determination of the Committee as to any disputed question relating to the administration and interpretation of the Plan shall be conclusive.

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     9.3. COMMITTEE ACTION

     Any act which the Plan authorizes or requires the Committee to do may be done by a majority of its members. The action of such majority, expressed from time to time by a vote at a meeting (a) in person, (b) by telephone or other means by which all members can hear one another or (c) in writing without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

     9.4. DELEGATION

     The members of the Committee may authorize one or more of their number to execute or deliver any instrument, make any payment or perform any other act which the Plan authorizes or requires the Committee to do.

     9.5. SERVICES

     The Committee may employ or retain agents to perform such clerical, accounting and other services as they may require in carrying out the provisions of the Plan.

     9.6. INDEMNIFICATION

     The Company shall indemnify and save harmless each member of the Committee against all expenses and liabilities arising out of membership on the Committee, other than expenses and liabilities arising from the such member's own gross negligence or willful misconduct, as determined by the Board of Directors.

10.  AMENDMENT AND TERMINATION

The Company, by action of the Board of Directors or the Compensation Committee thereof, may at any time or from time to time modify or amend any or all of the provisions of the Plan, or may at any time terminate the Plan. No such action shall adversely affect the accrued rights of any Participant hereunder without the Participant's consent thereto.

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11.  GENERAL PROVISIONS

     11.1.  LIMITATION OF RIGHTS

     No Participant shall have any right to any payment or benefit hereunder except to the extent provided in the Plan.

     11.2.  NO RIGHTS AS STOCKHOLDERS

     Nothing contained in this Plan shall be construed as giving any Participant rights as a stockholder of the Company.

     11.3.  RIGHTS AS A NON-EMPLOYEE DIRECTOR

     Nothing contained in this Plan shall be construed as giving any Participant a right to be retained as a non-employee Director of the Company.

     11.4.  ASSIGNMENT, PLEDGE OR ENCUMBRANCE

     No assignment, pledge or other encumbrance of any payments or benefits under the Plan shall be permitted or recognized and, to the extent permitted by law, no such payments or benefits shall be subject to legal process or attachment for the payment of any claim of any person entitled to receive the same, except to the extent such assignment, pledge or other encumbrance is in favor of the Company to secure a loan or other extension of credit from the Company to the Participant.

     11.5.  MINOR OR INCOMPETENT

     If the Committee determines that any person to whom a payment is due hereunder is a minor or is incompetent by reason of physical or mental disability, the Committee shall have the power to cause the payments becoming due to such person to be made to another person for the benefit of such minor or incompetent, without responsibility of the Company or the Committee to see to the application of such payment, unless prior to such payment a claim to such payment is made by a duly appointed legal representative. Payments made pursuant to such power shall operate as a complete discharge of the Company and the Committee.

     11.6.  BENEFICIARY

     Each Participant may designate, by written notice to the Committee, any person or persons or legal entity or legal entities, including such Participant's estate, as such Participant's Beneficiary under the Plan. By written notice to

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     the Committee, a Participant may revoke the Participant's designation of a
     Beneficiary or change such Participant's Beneficiary at any time prior to such Participant's death. If no person or legal entity shall be designated by a Participant as such Participant's Beneficiary or if no designated Beneficiary survives such Participant, such Participant's Beneficiary shall be such Participant's estate.

     11.7.  BINDING PROVISIONS

     The provisions of this Plan shall be binding upon each Participant as a consequence of the Participant's election to participate in the Plan, upon the Company, upon the Participant's heirs, executors and administrators and upon the successors and assigns of the Participant and the Company.

     11.8.  NOTICES

     Any election made or notice given by a Participant pursuant to the Plan shall be in writing to the Committee or to such representative thereof as may be designated by the Committee for such purpose and shall be deemed to have been made or given on the date received by the Committee or its representative.

     11.9.  GOVERNING LAW

     The validity and interpretation of the Plan and of any of its provisions shall be construed under the laws of the State of Maryland without giving effect to the choice of law provisions thereof.

     11.10. PRONOUNS

     The masculine pronoun shall be deemed to include the feminine wherever it appears in the Plan unless a different meaning is required by the context.

     11.11. WITHHOLDING

     Upon the request of the Participant, the Company shall withhold from the shares of Common Stock distributable to such Participant such number of shares of Common Stock as shall be sufficient to satisfy all or a portion of any federal, state and local tax requirements applicable to the designated distribution. If federal, state or local tax withholding requirements become applicable to the designated distribution and the Participant has not requested to have sufficient shares withheld to satisfy all such withholding requirements, the Company shall have the right to deduct from the Common Stock distributable hereunder any federal, state or local taxes required by

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     law to be withheld with respect to such distributions, and such additional amounts of withholding as are reasonably requested by the Participant.

     11.12.  EFFECTIVE DATES

     This Plan shall be effective as of January 1, 1999.


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